SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 5, 2004

AML Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27252	77-0130894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Avenida Acaso, Camarillo, CA		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (805) 388-1345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

                On November 4, 2004, the AML Communications, Inc.  issued a press release announcing its financial results for its second quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99, and the information in Exhibit 99 is incorporated herein by reference.

                The information in Item 2.02 and Item 9.01(c) in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AML COMMUNICATIONS, INC.

Date: November 5, 2004	By:	/s/ Susan J. Fite
Susan J. Fite
Director of Finance

Exhibit Index

No.	Document

99	Press Release dated November 4, 2004, announcing financial results of AML Communications, Inc. for the second quarter ended September 30, 2004.